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                         AMENDMENT TO LOAN AGREEMENT


      THIS AMENDMENT TO LOAN AGREEMENT, entered into as of April 23, 1997, between PACIFIC CONCESSIONS, INC., a California corporation ("Lender"), and CINEMASTAR LUXURY THEATERS, INC., a California corporation formerly known as Nickelodeon Theatre Co.,Inc. ("Borrower"), is made with reference to the following facts:

                                   RECITALS

     A. Lender and Borrower entered into a Loan Agreement dated as of March 6, 1992 (as amended, the "Loan Agreement").

     B. Borrower desires to borrow from Lender an additional $2,000,000 under the Loan Agreement, and Lender is willing to lend such upon the terms and conditions set forth below.

     NOW, THEREFORE, the parties agree as follows:

                                  AGREEMENT


     1. ADDITIONAL ADVANCE. Lender shall loan to Borrower the sum of $2,000,000 as an additional advance (the "$2,000,000 Additional Advance") under the Loan Agreement and subject to the terms of the Loan Agreement. The $2,000,000 Additional Advance shall be included in the Loan Amount (as defined in the Loan Agreement).

     2. DISBURSEMENT OF ADDITIONAL ADVANCE. Lender shall disburse the $2,000,000 Additional Advance to Borrower upon Lender's receipt of the following documents in form and substance satisfactory to Lender executed by the appropriate parties:

        a. Secured Promissory note in the original principal amount of $2,000,000 (the "$2,000,000 Note");

        b. Amendment to Security Agreement (CinemaStar Luxury Theaters,
Inc.);

        c. Amendment to Security Agreement (CinemaStar Luxury Cinemas, Inc.);

        d. Amendment to Concession Lease Agreement;

        e. Acknowledgement of Continuing Guaranty executed by John Ellison, Jr., Alan Grossberg, Russell Scheult, and Jerry Willits;


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        f. Financing Statements, including fixture fillings, as requested by
Lender;

        g. Collateral Assignment of Lease as to the Ultraplex 14 at Mission Grove in Riverside, California; the Galaxy G Cinemas in Bonsall, California; the Ultraplex 10 at Perris in Perris, California; the Ultraplex 10 at University Village in Riverside, California, all executed by Borrower;

        h. Warrant Certificate executed in connection with the Amendment to Concession Lease Agreement;

        i. Deed of Trust encumbering the real property known as the Chula Vista 6 located in Chula Vista, California;

        j. Corporate resolutions certified by Borrower's President, approving the transactions referred to herein; and

        k. Opinion of Borrower's counsel.

     3. PROMISSORY NOTE. The $2,000,000 Additional Advance shall be evidenced by the $2,000,000 Note. Borrower shall repay the $2,000,000 Additional Advance, together with interest thereon, in accordance with the terms and conditions set forth in the $2,000,000 Note.

     4. EXISTING PROMISSORY NOTES. The installment payments under the promissory note in the principal amount of $600,000 dated March 6,1992, and the promissory note in the principal amount of $300,000 dated May 8, 1992, are determined in part by the amount of gross concession sales (less sales taxes collected) under the Concession Lease Agreement (as amended, the "Concession Lease") between Borrower and Lender dated March 6, 1992. For purposes of determining the installment payments under those notes, the gross concession sales from any Additional Theaters (as defined in the Amendment to Concession Lease dated the date hereof) shall not be included.

     5. REPRESENTATIONS AND WARRANTIES. Borrower hereby makes all of the representations and warranties contained in the Loan Agreement as if made on the date hereof.

     6. NO OTHER AMENDMENTS. Except as amended hereby, the Loan Agreement remains in full force and effect.

     7. CONFIDENTIALITY. Borrower shall maintain in strictest confidence this Amendment and the documents and transactions referred to herein, except as otherwise required by law or to its bank, accountants, and attorneys as reasonably necessary. If Borrower is required by law to disclose certain documents and information concerning Borrower's transactions with Lender, it shall do so only to the extent required by law and



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shall first give Lender written notice of a proposed disclosure. Any disclosure by Borrower of confidential information in any legal action between the parties pertaining to this Amendment and documents and transactions referred to herein shall not be a breach of this paragraph.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Loan Agreement as of the date first written above.


                                    PACIFIC CONCESSIONS, INC., a
                                    California corporation



                                    By /s/ Alan Kates
                                       --------------------------------
                                           Alan Kates, President

                                                               "Lender"



                                    CINEMASTER LUXURY THEATERS, INC.,
                                    a California corporation


                                    By /s/ John Ellison, Jr.
                                       --------------------------------
                                           John Ellison, Jr., President

                                                             "Borrower"